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         AMENDED AND RESTATED NEGATIVE PLEDGE AGREEMENT


         THIS AMENDED AND RESTATED NEGATIVE PLEDGE AGREEMENT dated as of September 18, 1997 (the "AMENDED AND RESTATED PLEDGE AGREEMENT") made by International Wireless Communications, Inc., a corporation organized under the laws of Delaware ("IWC INC.") and IWC China Limited, a Mauritius corporation ("IWC CHINA"), in favor of the Lender (as defined in the Credit Agreement referred to below).

         WHEREAS, the Lender is party to the Bridge Loan Agreement, dated as of May 16, 1997, as amended by the Waiver Agreement, dated July 10, 1997 (said Agreement, as it is now and may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with STAR DIGITEL LIMITED, a corporation organized under the laws of Hong Kong (the "BORROWER"),

         WHEREAS, the Borrower desires to enter into a Bridge Loan Agreement Supplement No. 1, dated as of September 18, 1997, which amends and supplements the Credit Agreement, pursuant to which the Borrower is requesting that the Lender provide up to an additional $10,000,000 under the Bridge Loan Agreement as set forth therein,

         WHEREAS, this Amended and Restated Pledge Agreement amends and restates in its entirety and replaces and supersedes the IWC Pledge Agreement, dated as of June 5, 1997 made by IWC Inc. in favor of the Lender, and

         WHEREAS, it is a condition precedent to the making of First Supplemental Advances under the Bridge Loan Agreement Supplement No. 1 that the parties hereto shall have executed and delivered this Amended and Restated Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make First Supplemental Advances under the Credit Agreement from time to time, IWC Inc. and IWC China hereby agrees as follows:

         Section 1. REPRESENTATIONS AND WARRANTIES. IWC Inc. hereby represents and warrants as follows:

         (a)  DUE INCORPORATION, ETC.   IWC Inc. (i) is duly organized,
validly existing and in good standing under the laws of Delaware, (ii) is duly authorized to do business in each jurisdiction in which such authorization is required by law or in which the failure to be so authorized would not have material adverse effect on (x) the business, condition (financial or otherwise), operation, performance or properties of IWC Inc. and its subsidiaries, taken as a whole, (y) the rights and remedies of the Lender under this Amended and Restated Pledge Agreement, or (z) the ability of IWC Inc. to perform its obligations under this Amended and

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Restated Pledge Agreement (each, an "IWC INC. MATERIAL ADVERSE EFFECT"), and
(iii) has all requisite power and authority to own or hold under lease and to operate all of its property and assets.

         (b) CORPORATE POWER, ETC. IWC Inc. has full corporate power and authority to enter into, deliver and perform its obligations under this Amended and Restated Pledge Agreement and to consummate each of the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amended and Restated Pledge Agreement. This Amended and Restated Pledge Agreement constitutes the legal, valid and binding obligation of IWC Inc., enforceable against IWC Inc. in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (c) NO CONFLICT. Neither the execution and delivery of this Amended and Restated Pledge Agreement nor the performance by IWC Inc. of its obligations hereunder, nor the consummation of the transactions contemplated hereby will, (i) conflict with the certificate of incorporation or by-laws of IWC Inc., or (ii) conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien upon, any of the property or assets of IWC Inc. under, any applicable laws (including, without limitation, Regulation X issued by the Board of Governors of the Federal Reserve System) or any indenture, mortgage, deed of trust or other instrument or agreement to which IWC Inc. may be or become a party or by which it may be or become bound or to which any of the property or assets of IWC Inc. may be subject.

         (d) APPROVALS, ETC. No order, license, consent, authorization or approval of, or exemption by, or notice to or registration with, any governmental authority or regulatory body, and no filing, recording, publication or registration in any public office or any other place, is required in connection with the execution, delivery and performance by IWC Inc. of this Amended and Restated Pledge Agreement, or for the legality, validity, binding effect or enforceability thereof.

         (e) OWNERSHIP OF SHARES. IWC China owns beneficially 85,030,000 shares of the Borrower (the "IWC SDL Shares") representing 40% of the issued and outstanding shares of the Borrower, free and clear of any encumbrances, other than the Lien created pursuant to the Pledge Agreement, to be dated as of September 18, 1997, by and between IWC China and Vanguard Cellular Financial Corp. ("VCFC"), a North Carolina corporation (the "IWC/VCFC PLEDGE AGREEMENT") and the Amended and Restated Shareholders' Agreement dated as of April 4, 1997 among the Borrower and its Shareholders (the "SHAREHOLDERS' AGREEMENT").

         Section 2. REPRESENTATIONS AND WARRANTIES. IWC China hereby represents and warrants as follows:

         (a)  DUE INCORPORATION, ETC.   IWC China (i) is duly organized,
validly existing and in good standing under the laws of Mauritius, (ii) is duly authorized to do business in each

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jurisdiction in which such authorization is required by law or in which the failure to be so authorized would not have material adverse effect on (x) the business, condition (financial or otherwise), operation, performance or properties of IWC China and its subsidiaries, taken as a whole, (y) the rights and remedies of the Lender under this Amended and Restated Pledge Agreement, or (z) the ability of IWC China to perform its obligations under this Amended and Restated Pledge Agreement (each, an "IWC CHINA MATERIAL ADVERSE EFFECT"), and (iii) has all requisite power and authority to own or hold under lease and to operate all of its property and assets.

         (b) CORPORATE POWER, ETC. IWC China has full corporate power and authority to enter into, deliver and perform its obligations under this Amended and Restated Pledge Agreement and to consummate each of the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amended and Restated Pledge Agreement. This Amended and Restated Pledge Agreement constitutes the legal, valid and binding obligation of IWC China, enforceable against IWC China in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (c) NO CONFLICT. Neither the execution and delivery of this Amended and Restated Pledge Agreement nor the performance by IWC China of its obligations hereunder, nor the consummation of the transactions contemplated hereby will, (i) conflict with the certificate of incorporation or by-laws or other similar organizational documents of IWC China, or (ii) conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien upon, any of the property or assets of IWC China under, any applicable laws (including, without limitation, Regulation X issued by the Board of Governors of the Federal Reserve System) or any indenture, mortgage, deed of trust or other instrument or agreement to which IWC China may be or become a party or by which it may be or become bound or to which any of the property or assets of IWC China may be subject.

         (d) APPROVALS, ETC. No order, license, consent, authorization or approval of, or exemption by, or notice to or registration with, any governmental authority or regulatory body, and no filing, recording, publication or registration in any public office or any other place, is required in connection with the execution, delivery and performance by IWC China of this Amended and Restated Pledge Agreement, or for the legality, validity, binding effect or enforceability thereof.

         (e) OWNERSHIP OF SHARES. IWC China owns beneficially the IWC SDL Shares, free and clear of any encumbrances, other than the Lien created pursuant to the IWC/VCFC Pledge Agreement and the Shareholders' Agreement.

         Section 3. AFFIRMATIVE COVENANTS. Each of IWC Inc. and IWC China covenants and agrees that, so long as any part of obligations of the Borrower under the Credit Agreement or the Bridge Loan Agreement Supplement No. 1 shall remain unpaid or the Lender shall have any

Commitment thereunder, each of IWC Inc. and IWC China will, unless the Lender shall otherwise consent in writing:

         (a) CORPORATE EXISTENCE. Preserve and maintain in full force and effect its corporate existence, rights (charter and statutory), franchises and privileges and qualify and remain qualified, as a corporation in good standing in each jurisdiction in which such qualification is from time to time necessary or desirable in view of its business and operations or the ownership of its properties, except for such jurisdictions where the failure to so qualify would not have an IWC Inc. Material Adverse Effect or an IWC China Material Adverse Effect, as the case may be; PROVIDED, HOWEVER, that neither IWC Inc. nor IWC China shall be required to preserve any right, privilege or franchise if the Board of Directors thereof shall determine in good faith that such right, privilege or franchise is no longer useful in the conduct of the business of each of IWC Inc. or IWC China, as the case may be, and the loss thereof is not disadvantageous in any material respect to the Lender.

         (b) COMPLIANCE WITH LAWS. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, except where the failure to so comply would not have an IWC Inc. Material Adverse Effect or an IWC China Material Adverse Effect, as the case may be.

         (c) REFINANCING. Use its commercially reasonable efforts to cause the Borrower to complete the Refinancing prior to the Final Maturity Date, which Refinancing shall yield an amount sufficient to repay the aggregate unpaid principal amount of the Advances in full PLUS accrued interest thereon to the date of repayment and all other amounts payable under the Loan Documents.

         Section 4. NEGATIVE COVENANTS. Except as otherwise provided by the IWC/VCFC Pledge Agreement and the Reimbursement Agreement, dated as of September 18, 1997, between IWC China and VCFC, each of IWC Inc. and IWC China covenants and agrees that, so long as any part of the obligations of the Borrower under the Credit Agreement or the Bridge Loan Agreement Supplement No. 1 shall remain unpaid, or the Lender shall have any First Supplemental Commitment thereunder, each of IWC Inc. and IWC China will not, without the prior written consent of the Lender, (a) dispose of any shares of capital stock of the Borrower or any warrants, rights or options to acquire such capital stock, if, as a result of such disposal, IWC Inc., IWC China and STHL shall in the aggregate retain possession of, or the right, directly or indirectly, to vote less than 75% of the shares of the Borrower or the ability to direct or to cause the direction of the management and policies of the Borrower, whether through the ownership of shares of the Borrower, by
contract or otherwise or (b)   enter into or suffer to exist any agreement
prohibiting or conditioning the creation or assumption of any Lien upon the IWC SDL Shares.

         Section 5. AMENDMENTS, ETC. No amendment or waiver of any provision of this Amended and Restated Pledge Agreement and no consent to any departure by either IWC Inc. or IWC China therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered if to IWC Inc. or IWC China, at 400 South El Camino real, suite 1275, San Mateo, CA 94402, Attention: Mr. Douglas Sinclair, Telecopier 415-548-1842 and if to the Lender at its address at 1 Temasek Avenue #15-02 Millenia Tower, Singapore 039192, Attention: Mr. David W. Lewing. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         Section 7. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 8. CONTINUING AGREEMENT; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Amended and Restated Pledge Agreement is a continuing obligation of each of IWC Inc. and IWC China and shall (a) remain in full force and effect until the payment in full in cash of all amounts due under the Credit Agreement and the Bridge Loan Agreement Supplement No. 1, (b) be binding upon each of IWC Inc. and IWC China, their successors and assigns and
(c) inure to the benefit of and be enforceable by the Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement, as amended and supplemented by the Bridge Loan Agreement Supplement No. 1 (including, without limitation, all or any portion of the Commitment and the First Supplemental Commitment, the Advances and the First Supplemental Advances owing to it the Note and the First Supplemental Note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise, in each case as and to the extent provided under the Credit Agreement, as amended and supplemented by the Bridge Loan Agreement Supplement No. 1.

         Section 9.  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.
(a) This Amended and Restated Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         (b) Each of IWC Inc. and IWC China hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amended and Restated Pledge Agreement, or for recognition or enforcement of any judgment, and each of IWC Inc. and IWC China hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of IWC Inc. and IWC China agrees that process served either personally or by registered mail, return receipt requested, shall, to the extent permitted by law, constitute adequate service of process in any such proceeding. Without limiting the foregoing, each of IWC Inc. and IWC China hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of New York, CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive, for them and on their behalf, service of process in the State of New York with respect thereto, PROVIDED that each of IWC Inc. and IWC China may appoint any other person, with offices in the State of New York to replace such agent for service of process upon delivery to each other Loan Party notice thereof. Each of IWC Inc. and IWC China agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amended and Restated Pledge Agreement shall affect any right that any Loan Party may otherwise have to bring any action or proceeding relating to this Amended and Restated Pledge Agreement in the courts of any jurisdiction.

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         (c)  Each of IWC Inc. and IWC China hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amended and Restated Pledge Agreement in any New York State or federal court. Each of IWC Inc. and IWC China hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each of IWC Inc. and IWC China hereby waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amended and Restated Pledge Agreement, any document delivered under this Amended and Restated Pledge Agreement, any Advance or any First Supplemental Advance or the actions of the Lender in the negotiations, administration, performance or enforcement hereof.

         IN WITNESS WHEREOF, each of IWC Inc. and IWC China has caused this Amended and Restated Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  INTERNATIONAL WIRELESS
                                  COMMUNICATIONS, INC.



                                  By
                                    ------------------------------------
                                      Title:

                                  IWC CHINA LIMITED



                                  By
                                    ------------------------------------
                                      Title: